LORD ABBETT INVESTMENT TRUST

Lord Abbett Multi-Asset Focused Growth Fund

Supplement dated June 28, 2018 to the

Summary Prospectus, Prospectus, and Statement of Additional Information,

each dated April 1, 2018, as supplemented thereafter

The summary prospectus, prospectus, and statement of additional information are supplemented with the following:

At a special meeting of shareholders held on June 28, 2018, the shareholders of Lord Abbett Multi-Asset Focused Growth Fund (the “Fund”) (1) approved the reorganization of the Fund into Lord Abbett Multi-Asset Growth Fund, also a series of Lord Abbett Investment Trust (“Multi-Asset Growth Fund”) (the “Reorganization”); and (2) ratified the appointment of Deloitte & Touche LLP to act as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2018. The Fund’s Board of Trustees had previously approved each of these measures.

The Reorganization is expected to be completed as of the close of business on July 13, 2018. As a result, at that time, shareholders of the Fund will become shareholders of Multi-Asset Growth Fund, and shares of the Fund no longer will be available for purchase or exchange. Purchase or exchange orders for shares of the Fund received after the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) on July 12, 2018 will be deemed purchase or exchange orders for shares of Multi-Asset Growth Fund.

The Fund will notify shareholders if the Reorganization is not completed within the anticipated timeframe described above. Please call your financial intermediary or the Fund at 888-522-2388 for more information.

Please retain this document for your future reference.